UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2025

ETHEMA HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	000-15078	84-1227328
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

950 Evernia Street, West Palm Beach, Florida 33401
(Address of principal executive offices)

(416) 500-0020
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 9, 2025, in connection with the consummation of the acquisition of the assets of Edgewater Recovery Centers, LLC (“ECI”) described under Item 2.01 below of this Current Report on Form 8-K by ARIA Kentucky, LLC (“ARIA Kentucky”), a wholly owned subsidiary of Ethema Health Corporation (the “Company”), pursuant to the Asset Purchase Agreement, dated October 22, 2024 (the “APA”), by and among ECI, its sole member John David Elam (the “Seller”) and ARIA Kentucky, ARIA Kentucky entered into the following leases with certain subsidiaries of BH Properties Fund, LLC (“BH Properties”), a fund controlled by the CEO of the Company, Shawn Leon, a related party:

ARIA Kentucky executed a lease with ERC Investments LLC for the property at 425 Clinic Drive, Morehead, KY (the “425 Clinic Lease”) for a term of five years at the rate of $312,000.00 per year escalating 1.5% annually for a total obligation of $1,607,507.28. The lease is effective January 1, 2025.

ARIA Kentucky executed a lease with ERC Investments LLC for the property at 445 Clinic Drive, Morehead, KY (the “445 Clinic Lease”) for a term of five years at the rate of $120,000.00 per year escalating 1.5% annually for a total obligation of $618,272.03. The lease is effective January 1, 2025.

ARIA Kentucky executed a lease with ERC Investments LLC for the property at 1111 US 60, Morehead, KY (the “1111 US 60 Lease”) for a term of five years at the rate of $480,000.00 per year escalating 1.5% annually for a total obligation of $2,473,088.12. The lease is effective January 1, 2025.

ARIA Kentucky executed a lease with New Journey LLC for the property at 189 Edgewater Road, Morehead, KY (the “189 Edgewater Lease”) for a term of five years at the rate of $96,000.00 per year escalating 1.5% annually for a total obligation of $494,617.62. The lease is effective January 1, 2025.

ARIA Kentucky executed a lease with New Journey LLC for the property at 795 Cranston Road, Morehead, KY (the “795 Cranston Lease”) for a term of five years at the rate of $96,000.00 per year escalating 1.5% annually for a total obligation of $494,617.62. The lease is effective January 1, 2025.

ARIA Kentucky executed a lease with New Journey LLC for the property at 2180 US 60, Morehead, KY (the “2180 US 60 Lease”) for a term of five years at the rate of $36,000.00 per year escalating 1.5% annually for a total obligation of $185,481.61. The lease is effective January 1, 2025.

ARIA Kentucky executed a lease with New Journey LLC for the property at 721 White Street, Morehead, KY (the “721 White Lease”) for a term of five years at the rate of $30,000.00 per year escalating 1.5% annually for a total obligation of $154,568.01. The lease is effective January 1, 2025.

ARIA Kentucky executed a lease with JDE Properties LLC for the property at 166 Maple Drive, Morehead, KY (the “166 Maple Lease”) for a term of five years at the rate of $60,000.00 per year escalating 1.5% annually for a total obligation of $309,136.02. The lease is effective January 1, 2025.

ARIA Kentucky executed a lease with JDE Properties LLC for the property at 214 Jackson Drive, Morehead, KY (the “214 Jackson Lease”) for a term of five years at the rate of $30,000.00 per year escalating 1.5% annually for a total obligation of $154,568.01. The lease is effective January 1, 202five.

ARIA Kentucky executed a lease with JDE Properties LLC for the property at 1135 Rodburn Hollow Drive, Morehead, KY (the “1135 Rodburn Hollow Lease”) for a term of five years at the rate of $30,000.00 per year escalating 1.5% annually for a total obligation of $154,568.01. The lease is effective January 1, 2025

In addition, on January 9, 2025, ARIA Kentucky executed an assignment of lease for the property at 154 S Owens Road, Morehead, KY (the “154 S Owens Lease”) with MAT Properties LLC, a third party not owned by BH properties or otherwise affiliated with the Company’s CEO, to assign a lease between Edgewater Recovery Center LLC and MAT Properties LLC for a term of three years at the rate of $180,000.00 per year for a total obligation of $540,000.00. The lease is effective January 1, 2025.

On January 9, 2025, ARIA Kentucky also executed a lease with Trent Developments, LLC, a third party not owned by BH properties or otherwise affiliated with the Company’s CEO, for the property at 141, 141.5 and 143 East Main Street, Morehead, KY (the “141 Main Lease”) for a term of five years at the rate of $138,000 per year escalating 1.5% annually after the second year for a total obligation of $702,544.67. The lease is effective January 1, 2025.

The foregoing summaries of the 425 Clinic Lease, the 445 Clinic Lease, the 1111 US 60 Lease, the 189 Edgewater Lease, the 795 Cranston Lease, the 2180 US 60 Lease, the 721 White Lease, the 166 Maple Lease, the 214 Jackson Lease, the 1135 Rodburn Hollow Lease, the 154 S Owens Lease and the 141 Main Lease do not purport to be complete and are qualified in its entirety by reference to the full text of each such leases that are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 .10.6, 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12 and incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets

Acquisition of Edgewater Recovery Centers, LLC

As previously disclosed, on October 22, 2024, ARIA Kentucky, a wholly owned subsidiary of the Company, ECI and Seller, entered into the APA pursuant to which ARIA Kentucky agreed to acquire and ECI agreed to sell to ARIA Kentucky on the closing date (the “Acquisition”) , the addiction treatment operations owned by ECI and located in Morehead and Paducah, Kentucky through a purchase of the assets of ECI (the “Acquired Assets”), including; all assets of ECI used in the business of ECI (except for certain specified assets), including but not limited to all current assets existing at the time of closing, all cash balances and rights to receive cash, all equipment, machinery, all warranties related to the business and acquired assets, all intangible personal property, intellectual property, all business inventories, all property leases associated with the business, all assumed contracts, all governmental authorizations; and all information and records, including patient records, as defined in the APA. Certain of the real property associated with the operations of ERI (the “Real Property”) is fully leveraged and requires credit and personal guarantees which the Company is unable to provide. This Real Property was to be acquired in a separate transaction by BH Properties, a related party, and leased to ARIA Kentucky by various subsidiaries of BH Properties on an arms-length basis, at market related rates.

On January 9, 2025, ARIA Kentucky consummated the Acquisition of the Acquired Assets of ECI. Pursuant to the terms of the APA, at closing ARIA Kentucky paid the Seller $250,000 and assumed certain liabilities related to the Acquired Assets, including trade payables and liabilities under assumed contracts and certain specifically identified liabilities, including a settlement agreement with the United States government and the State of Kentucky and certain obligations as a borrower or guarantor related to banking obligations. In a separate transaction on January 9, 2025, BH Properties acquired the Real Property

The foregoing summary of the APA does not purport to be complete and is qualified in its entirety by reference to the full text of the APA that is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Oﬀ-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 2.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item	9.01 Financial Statements and Exhibits.
(a)	Financial statements of business or funds acquired

The financial statements required by Item 9.01 (a) will be filed by amendment to this Current Report on Form 8-K

(b)	Pro forma financial information

The pro forma financial information required by Item 9.01 (b) will be filed by amendment to this Current Report on Form 8-K

(d)       Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement dated October 22, 2024 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 29, 2024 (File No. 000-15078)
10.1	Lease Agreement with ERC Investments LLC for the property at 425 Clinic Drive, Morehead, KY
10.2	Lease Agreement with ERC Investments LLC for the property at 445 Clinic Drive, Morehead, KY
10.3	Lease Agreement with ERC Investments LLC for the property at 1111 US 60, Morehead, KY
10.4	Lease Agreement with New Journey LLC for the property at 189 Edgewater Road, Morehead, KY
10.5	Lease Agreement with New Journey LLC for the property at 795 Cranston Road, Morehead, KY
10.6	Lease Agreement with New Journey LLC for the property at 2180 US 60, Morehead, KY
10.7	Lease Agreement with New Journey LLC for the property at 721 White Street, Morehead, KY
10.8	Lease Agreement with JDE Properties LLC for the property at 166 Maple Drive, Morehead, KY
10.9	Lease Agreement with JDE Properties LLC for the property at 214 Jackson Drive, Morehead, KY
10.10	Lease Agreement with JDE Properties LLC for the property at 1135 Rodburn Hollow Drive, Morehead, KY
10.11	Assignment of Lease Agreement with MAT Properties LLC for the property at 154 S Owens Road, Morehead, KY
10.12	Lease Agreement with Trent Developments, LLC for the property at 141, 141.5 and 143 East Main Street, Morehead, KY

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2025	ETHEMA HEALTH CORPORATION (Registrant)

	By:	/s/ Shawn E. Leon
	Name:	Shawn E. Leon
	Title:	Chief Executive Officer